JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated October 31, 2014 to PROSPECTUSES dated April 30, 2014

Changes to Variable Investment Options

This Supplement applies to VENTURE VANTAGE® VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements the prospectus for the Contract you purchased (the “Annuity Prospectus”) dated April 30, 2014.

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at
1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

Purpose of this Supplement

This Supplement announces changes to:

•	the Contracts’ Variable Investment Options to reflect the mergers of certain JHVIT Portfolios;
•	the renaming of the JHVIT Financial Services Trust; and
•	the Payment Enhancement rates for the Contracts.

Portfolio Mergers

Effective at the close of business on November 7, 2014, the following “Acquired Portfolios” will merge into the “Acquiring Portfolios”:

Acquired Portfolio	Acquiring Portfolio
Fundamental Value Trust	Fundamental Large Cap Value Trust
Natural Resources Trust	Global Trust

As a result, after November 7, 2014, the Variable Investment Option corresponding to Fundamental Large Cap Value Trust replaces the Variable Investment Option corresponding to Fundamental Value Trust. You no longer will be able to allocate Contract Value or any Purchase Payments to the Fundamental Value Investment Option. Any Contract Value allocated to the Fundamental Value Investment Option will be allocated to the Fundamental Large Cap Value Investment Option.

In addition, after November 7, 2014, the Variable Investment Option corresponding to Global Trust replaces the Variable Investment Option corresponding to Natural Resources Trust. You no longer will be able to allocate Contract Value or any Purchase Payments to the Natural Resources Investment Option. Any Contract Value allocated to the Natural Resources Investment Option will be allocated to the Global Trust Investment Option.

Accordingly, any references in the Annuity Prospectus to the “Fundamental Value” Trust or Investment Option are replaced with the “Fundamental Large Cap Value” Trust or Investment Option, respectively, except for the disclosure in Appendix U: “Tables of Accumulation Unit Values,” which is historical in nature. Any references in the Annuity Prospectus to the “Natural Resources” Trust or Investment Option are replaced with the “Global” Trust or Investment Option, respectively, except again for the disclosure in Appendix U: “Tables of Accumulation Unit Values.”

JHVIT Financial Services Renaming

Effective at the close of business on November 7, 2014, JHVIT Financial Services Trust will be renamed “JHVIT Financial Industries Trust.”

Accordingly, any references in the Annuity Prospectus to the “Financial Services” Trust or Investment Option are replaced with “Financial Industries” Trust or Investment Option, respectively, except for the disclosure in Appendix U: “Tables of Accumulation Unit Values,” which is historical in nature.

Payment Enhancement Rate Changes

Effective at the close of business on November 28, 2014, we will credit the guaranteed Payment Enhancement rate(s) for any Additional Purchase Payments made into the Contracts. Promotional rates previously available under the Contracts will be discontinued.

Accordingly, the “Payment Enhancements” section in “V. Description of the Contract – Accumulation Period Provisions” in the Annuity Prospectus will be revised as follows:

Payment Enhancements

When you make a Purchase Payment, we add a Payment Enhancement to your Contract. The Payment Enhancement is funded from our General Account and is allocated among Investment Options in the same proportion as your Purchase Payment.

The table below summarizes the Payment Enhancements rates, as a percentage of Purchase Payment. For these promotions, the promotional Payment Enhancement applies to initial and subsequent Purchase Payments received on Contracts issued during the promotional period. We reserved the right to terminate a “promotional rate” at any time, and accordingly the promotional rates shown below apply only to Purchase Payments received on or prior to November 28, 2014. Additional Purchase Payments that do not receive the promotional rate receive the guaranteed rate as shown.

Payment Enhancement Promotional Rates*

Cumulative Purchase Payments	Guaranteed Rate	Promotional Rate A1	Promotional Rate B2	Promotional Rate C3	Promotional Rate D4	Promotional Rate E5	Promotional Rate F6	Promotional Rate G7	Promotional Rate H8	Promotional Rate I9
Under $500,000	3.0%	4.0%	5.0%	4.5%	4.0%	5.0%	4.0%	5.0%	6.0%	5.0%
$500,000 - $2.5 million	4.0%	5.0%	5.5%	5.0%	4.5%	5.5%	4.5%	5.0%	6.0%	6.0%
Over $2.5 million	5.0%	6.0%	6.0%	5.5%	5.0%	6.0%	5.0%	5.0%	6.0%	6.0%

[1]	Promotional Rate A: Contracts issued on or after January 1, 1999 but prior to June 21, 1999.
[2]	Promotional Rate B: Contracts issued on or after June 21, 1999 but prior to January 29, 2001.
[3]	Promotional Rate C: Contracts issued on or after January 29, 2001 but prior to May 5, 2003.
[4]	Promotional Rate D: Contracts issued on or after May 5, 2003 but prior to March 1, 2004.
[5]	Promotional Rate E: Contracts issued on or after March 1, 2004 but prior to November 1, 2004.
[6]	Promotional Rate F: Contracts issued on or after November 1, 2004 but prior to October 16, 2006.
[7]	Promotional Rate G: Contracts issued on or after October 16, 2006 but prior to December 3, 2007.
[8]	Promotional Rate H: Contracts issued on or after December 3, 2007 but prior to June 2, 2008.
[9]	Promotional Rate I: Contracts issued on or after June 2, 2008 but prior to April 3, 2009.

*Promotional Rates apply only to Purchase Payments received on or prior to November 28, 2014.

You should retain this Supplement for future reference.

Supplement dated October 31, 2014

10/14:VAPS30	333-138846
333-71072

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